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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) November 13, 2001


                          Allied Waste Industries, Inc.
               (Exact name of registrant as specified in charter)



                                    Delaware
                 (State or other jurisdiction of incorporation)


                  0-19285                                 88-0228636

         (Commission File Number)             (IRS Employer Identification No.)


 15880 N. Greenway-Hayden Loop, Suite 100
            Scottsdale, Arizona                             85260
 (Address of principal executive offices)                  (Zip Code)


        Registrant's telephone number, including area code (480) 627-2700

                                 Not Applicable
          (Former name or former address, if changed since last report)


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




Item 5.       Other Events

On November 13, 2001 Allied Waste Industries, Inc. ("Allied" or the "Company") issued the following press release.

Allied Contact: Michael Burnett
                  480-627-2785

                                                           FOR IMMEDIATE RELEASE
                                                           ---------------------


                    ALLIED WASTE INDUSTRIES, INC. ANNOUNCES
                 INTENTION TO OFFER $500 MILLION IN SENIOR NOTES


Scottsdale, AZ - November 13, 2001 - Allied Waste Industries, Inc. ("Allied") (NYSE: AW) today announced that Allied Waste North America, Inc. ("AWNA"), its direct, wholly-owned subsidiary, intends to offer, pursuant to Rule 144A under the Securities Act of 1933, $500 million in senior notes due 2008. AWNA intends to use proceeds from the proposed sale of these notes to ratably repay portions of tranches A, B and C of the term loans under its senior secured credit facility. Simultaneous with the offering of the senior notes, Allied is initiating modifications to its senior secured credit facility to permit AWNA to incur indebtedness from the offering of the senior notes and to revise certain financial covenants to provide greater operating flexibility.

In connection with the proposed $500 million senior notes offering and the upcoming marketing activities related to this proposed offering, Allied today affirmed its comfort with its previously communicated year 2001 financial guidance which include the following:

o Adjusted EBITDA for the year ended December 31, 2001 is expected to be $1.930 billion to $1.940 billion. Adjusted EBITDA is defined as earnings before interest, taxes, depreciation, amortization and acquisition related and unusual costs.
o Adjusted free cash flow for the year ended December 31, 2001 is expected to be approximately $400 million. Adjusted free cash flow is defined as adjusted EBITDA plus other non-cash charges, less cash interest, cash taxes, capital expenditures, closure, post-closure and environmental expenditures and further adjusted for non-acquisition related changes in working capital.
o    Total debt at December 31, 2001 is expected to be below $9.3 billion.

Additionally, Allied communicated, reflective of the current state of the economy and competitive conditions, preliminary indicative ranges for 2002 of $1.850 billion to $1.950 billion of EBITDA and $350 million to $450 million of adjusted free cash flow. The 2002 preliminary indicative ranges are subject to change should the economy change.

The 2002 preliminary indicative ranges are not intended to constitute final earnings guidance to investors or potential investors as the Company has not completed work on its 2002 budget. Allied expects to release its final 2002 guidance at a later date.

Matters discussed in this press release are "forward-looking statements" intended to qualify for the safe harbors from liability established by the Private Securities Litigation Reform Act of 1995. These statements include: (a) statements regarding expected adjusted EBITDA for the year ended December 31, 2001; (b) statements regarding adjusted free cash flow for the year ended December 31, 2001; (c) statements regarding the anticipated total debt at December 31, 2001 and (d) all statements regarding the possible level of EBITDA and adjusted free cash flow for 2002. These forward-looking statements are subject to certain risks and uncertainties which could cause actual results to differ materially from those currently anticipated. Examples of such risks and uncertainties include, without limitation, the effect of a deteriorating economic environment on the ability of Allied to competitively price its services and commodities in an economic manner. Shareholders, potential investors and other readers are urged to consider the difficulty in making any predictions, economic or otherwise, in a highly uncertain time.

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


The offer of the proposed senior notes will be made only by means of an offering circular to qualified investors and has not been registered under the Securities Act of 1933 and may not be offered or sold in the United States absent registration under the Securities Act or an exemption from the registration requirements of the Securities Act.

Allied Waste Industries, Inc., a leading waste services company, provides collection, recycling and disposal services to residential, commercial and industrial customers in the United States. As of September 30, 2001, the Company operated 329 collection companies, 150 transfer stations, 167 active landfills and 65 recycling facilities in 39 states.


                   Safe Harbor for Forward-Looking Statements
                   ------------------------------------------
Certain matters discussed in this press release are "forward-looking statements" intended to qualify for the safe harbors from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements can generally be identified as such by the context of the statements, including words such as the Company "believes," "anticipates," "expects" or words of similar import. Similarly, statements that describe the Company's future plans, objectives or goals are forward-looking statements.

Such forward-looking statements are subject to certain risks and uncertainties which could cause actual results to differ materially from those currently anticipated. Examples of such risks and uncertainties include, without limitation, Allied's ability to achieve better customer service through a reorganization of its regional management, the ability of Allied to continue its vertical integration business strategy in a successful manner, the ability of Allied to successfully pursue and continue a disciplined market development program, the ability of Allied to successfully integrate acquired operations, whether and when recently completed transactions will be accretive to Allied's earnings, the effects of commodity price fluctuations of materials processed by Allied, the effects of an economic downturn, the potential, in this economic environment, for increased customer turnover and Allied's ability to price for economics.

Other factors which could materially affect such forward-looking statements can be found in the Company's periodic reports filed with the Securities and Exchange Commission, including risk factors detailed in Management's Discussion and Analysis in Allied's Form 10-K for the year ended December 31, 2000. Shareholders, potential investors and other readers are urged to consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements. The forward-looking statements made herein are only made as of the date of this press release and the Company undertakes no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances.

                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant, Allied Waste Industries, Inc., has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




                ALLIED WASTE INDUSTRIES, INC.


  By:                 /s/THOMAS W. RYAN
         ---------------------------------------------
                        Thomas W. Ryan
          Executive Vice President & Chief Financial
                           Officer






Date:  November 13, 2001





















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